Exhibit 10.187

                                                               Execution Version

                       AMENDMENT NO 1. TO PLEDGE AGREEMENT

      This AMENDMENT NO. 1 TO PLEDGE AGREEMENT (this "Amendment") to Pledge Agreement ("Pledge Agreement") is entered into as of November 14, 2001 (the "Effective Date") by KINRO HOLDING, INC., a New York corporation, as pledgor ("Pledgor") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank) as trustee ("Pledgee"), for the benefit of the Noteholders (as defined below).

PRELIMINARY STATEMENT

      WHEREAS, pursuant to a Note Purchase Agreement, dated as of January 28, 1998 (as amended, modified and supplemented from time to time, the "Note Purchase Agreement"), among Kinro, Inc., Lippert Components, Inc. and Lippert Tire & Axle, Inc. (formerly known as Shoals Supply, Inc.) (each a "Co-Issuer" and, collectively, the "Co-Issuers"), and Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuity & Life Company (collectively, together with each future holder of Senior Notes, the "Noteholders"), the Noteholders purchased the 6.95% senior notes due January 28, 2005 issued by the Co-Issuers (the "Senior Notes"), upon the terms and subject to the conditions set forth therein. Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Note Purchase Agreement or the Pledge Agreement (as defined below).

      WHEREAS, pursuant to Section 11.12 of the Note Purchase Agreement and upon request of the Noteholders, Pledgor is required to pledge and grant to Pledgee a security interest in Pledgor's shares in the equity of each of its subsidiaries.

      WHEREAS, in accordance with Section 11.12 of the Note Purchase Agreement, Pledgor executed that certain Pledge Agreement dated as of January 28, 1998 in favor of Pledgee for the benefit of the Noteholders (the "Pledge Agreement").

      WHEREAS, Pledgor has acquired a limited partnership interest in BBD Realty Texas Limited Partnership, a Texas limited partnership ("BBD"), and the Noteholders require that Pledgor pledge and grant to Pledgee a security interest in Pledgor's limited partnership interest in BBD (the "Additional Collateral").

      WHEREAS, Pledgor and Pledgee desire to amend the Pledge Agreement to add the Additional Collateral to Schedule II of the Pledge Agreement.

      NOW, THEREFORE, in consideration for the mutual covenants set forth herein and intending to be legally bound hereby, the parties hereto agree as follows:

      1. Grant of Security Interest. As further security for the payment and performance in full of the Obligations, Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto Pledgee, and grants to Pledgee for the ratable benefit of the

Noteholders, a first priority security interest in (i) all of the limited partnership interests in BBD owned by Pledgor and (ii) subject to Section 6 of the Pledge Agreement, all payments of dividends and distributions, including, without limitation, all cash, instruments, securities, security entitlements, investment property and other property, from time to time received, receivable or otherwise paid or distributed, in respect of, or in exchange for or upon the conversion of the securities and other property referred to in clause (i) above,
(iii) subject to Section 6 hereof, all rights and privileges of Pledgor with respect to the securities (including any security entitlements) and other property referred to in clauses (i) and (ii) above, (iv) any and all custodial accounts, securities accounts or other safekeeping accounts in which any of the foregoing property (and any property described in the following clause (v)) may be deposited or held in, and any security entitlements or other rights relating thereto, and (v) all proceeds of any of the foregoing.

      2. Amendment of Schedules II and III to the Pledge Agreement. Schedule II and Schedule III to the Pledge Agreement are each hereby amended and restated in their entirety as set forth in Exhibit A hereto.

      3. Miscellaneous.

      (a) Pledgor represents and warrants to Pledgee and Noteholders that (i) this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding at law or in equity), (ii) its ownership of the Additional Collateral is not represented or otherwise evidenced by any certificate not delivered to Pledgee, and (iii) the representations and warranties of Pledgor contained in the Pledge Agreement, as amended hereby, (other than the representation contained in Section 4(f) thereof) are true and correct in all material respects and the Noteholders shall be entitled to rely on such representations and warranties as if they were made to the Noteholders in this Amendment as of the date hereof.

      (b) All the terms of this Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

      (c) Pledgor has delivered herewith (i) in respect of the Additional Collateral, share certificates therefor and such instruments of transfer satisfactory to Pledgee and such other information relating to, or agreements by, any issuer or other equity holder of the Additional Collateral that may be required by law or the Pledgee shall have reasonably requested in connection with the Additional Collateral, and (ii) all instruments, documents, or agreements as may be required by applicable law or as Pledgee shall have requested in connection with the establishment or perfection of the pledge or the Liens arising under the Pledge Agreement, including, without limitation, all Uniform Commercial Code financing statements duly executed and in proper form for filing as Pledgee shall have requested in respect of the Liens arising under the Pledge Agreement and in respect of the termination of any other Liens previously encumbering any Collateral of Pledgor.

      (d) The headings in this Amendment are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

      (e) Except as expressly amended hereby, the Pledge Agreement remains in full force and effect.

      (f) This Amendment be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Amendment shall become effective when the Pledgee shall have received counterparts of this Amendment that, when taken together, bear the signatures of Pledgor and Pledgee.

      (g) All communications and notices hereunder shall be in writing and given as provided in Section 20 of the Note Purchase Agreement.

      (h) Pledgor agrees to reimburse Pledgee for its expenses incurred in connection with this Amendment, including the reasonable fees, other charges and disbursements of counsel.

      (i) THIS AMENDMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARITIES HERETO HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

      (j) Each of the parties hereto agrees to execute and deliver upon the request of any other, such documents and instruments (appropriate for filing, if requested) as may be necessary or appropriate to fully implement or to fully evidence the understanding and agreements contained in this Amendment. Prior to executing any document or instrument pursuant to this paragraph (j), Pledgee shall be entitled to receive and shall be fully protected in relying upon a written certification from the party requesting such action certifying that the execution and delivery of such document or instrument is authorized or permitted hereunder and under the Trust Agreement and the Note Purchase Agreement, and that all conditions precedent in all such documents have been satisfied.

                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, Pledgor and Pledgee have duly executed this Amendment as of the day and year first above written.


                                            KINRO HOLDING, INC.

                                            By _____________________________
                                               Name:
                                               Title:

                                            Address of principal place
                                            of business and chief
                                            executive office:

                                            c/o Drew Industries Incorporated
                                            200 Mamaroneck Avenue
                                            White Plains, New York  10601


                                            JPMORGAN CHASE BANK, as
                                            Pledgee,

                                            By _____________________________
                                               Name:
                                               Title:

                                                                    Exhibit A to
                                                   Amendment to Pledge Agreement

                                   SCHEDULE II
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                              PARTNERSHIP INTERESTS

            (a) All of the present and future right, title and interest as a partner in any partnership (including the partnership listed in Annex 1 hereto) and any successor(s) thereto or assignee(s) thereof (each, a "Partnership"), of the Pledgor and the rights, interest and benefits in respect thereof of the Pledgor arising under the agreements, documents and/or certificates (including, without limitation, any publicly filed documents) constituting or governing each such Partnership (the "Partnership Documents"), and all other benefits pertaining thereto and any and all general intangibles and accounts now owned or hereafter arising or acquired relating to the Pledgor's interest in any Partnership and/or any of the foregoing rights, interest or benefits; including, without limitation, (i) all distributions by, and any other payments from each Partnership, and all present and future rights to receive any distributions or other payments from each Partnership, whether the same constitute distributions of capital, surplus or profits, or derive from any other source including, without limitation, any such distribution or payment derived from, representing, based upon, measured by, or otherwise in respect of, (x) the operating revenues of any Partnership, or (y) any sale, assignment, transfer or other disposition (or transaction having comparable effect) of any assets of any Partnership, any mortgaging, encumbering or other financing or refinancing of any assets of any Partnership, any insurance proceeds or condemnation awards in respect of any assets of any Partnership, any merger, consolidation or recapitalization of any Partnership, any redemption or liquidation of the interest of the Pledgor in any Partnership, or any contribution of any property to any Partnership by any partner therein; and (ii) without limiting clause (i), any other payments or distributions, and any rights to receive the same, from any Partnership, from any partner or partners therein, or from any other party, in respect of (A) any sale, assignment, transfer, encumbrance or other disposition (or transaction having comparable effect) of any partner's interest in any Partnership or any rights in respect thereof, and (B) any payments of principal, interest or of any other character in respect of any debt owed by any Partnership or any partner therein to the Pledgor (all of which property and rights referred to in one or more of clauses (i) or (ii) are referred to collectively as the "Pledged Interests"); and

            (b) the proceeds, products, rents, issues and profits of the Pledged Interests.

                                                          Annex 1 to Schedule II
                                                                              to
                                                                Pledge Agreement

Partnerships

      BBD Realty Texas Limited Partnership

      Kinro Texas Limited Partnership

      Kinro Tennessee Limited Partnership

                                  SCHEDULE III
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                           LOCATIONS FOR FILING UCC-1S

Limited Partnership                                Debtor                            Locations
-------------------                                ------                            ---------
A.  BBD Realty Texas Limited Partnership           Kinro Holding, Inc.               1.   NY S/S
Partnership

B.  Kinro Texas Limited Partnership                Kinro Holding, Inc.               1.   NY S/S
                                                                                     2.   NY - Westchester County

C.  Kinro Tennessee Limited                        Kinro Holding, Inc.               1.   NY S/S
    Partnership                                                                      2.   NY - Westchester County

                                                               Execution Version

                       AMENDMENT NO 1. TO PLEDGE AGREEMENT

      This AMENDMENT NO. 1 TO PLEDGE AGREEMENT (this "Amendment") to Pledge Agreement ("Pledge Agreement") is entered into as of November 14, 2001 (the "Effective Date") by LIPPERT COMPONENTS, INC., a Delaware corporation, as pledgor ("Pledgor") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank) as trustee ("Pledgee"), for the benefit of the Noteholders (as defined below).

PRELIMINARY STATEMENT

      WHEREAS, pursuant to a Note Purchase Agreement, dated as of January 28, 1998 (as amended, modified and supplemented from time to time, the "Note Purchase Agreement"), among Kinro, Inc., Lippert Components, Inc. ("Lippert") and Lippert Tire & Axle, Inc. (formerly known as Shoals Supply, Inc.) (each a "Co-Issuer" and, collectively, the "Co-Issuers"), and Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuity & Life Company (collectively, together with each future holder of Senior Notes, the "Noteholders"), the Noteholders purchased the 6.95% senior notes due January 28, 2005 issued by the Co-Issuers (the "Senior Notes"), upon the terms and subject to the conditions set forth therein. Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Note Purchase Agreement or the Pledge Agreement (as defined below).

      WHEREAS, pursuant to Section 11.12 of the Note Purchase Agreement and upon request of the Noteholders, Pledgor is required to pledge and grant to Pledgee a security interest in Pledgor's shares in the equity of each of its subsidiaries.

      WHEREAS, in accordance with Section 11.12 of the Note Purchase Agreement, Pledgor executed that certain Pledge Agreement dated as of August 13, 1998 in favor of Pledgee for the benefit of the Noteholders (the "Pledge Agreement").

      WHEREAS, Pledgor has created three new wholly-owned subsidiaries, Coil Clip, Inc., an Alabama corporation ("CCI"), LD Realty, Inc., a Kentucky corporation ("LDI") and Lippert Components of Canada, Inc., an Ontario, Canada corporation ("LCI") and the Noteholders require that Pledgor pledge and grant to Pledgee a security interest in all of its shares in CCI and LDI, and shares representing sixty-percent (60%) of the equity of LCI (such shares in CCI, LDI and LCI are collectively referred to herein as the "Additional Collateral").

      WHEREAS, Pledgor and Pledgee desire to amend the Pledge Agreement to add the Additional Collateral to Schedule I of the Pledge Agreement.

      NOW, THEREFORE, in consideration for the mutual covenants set forth herein and intending to be legally bound hereby, the parties hereto agree as follows:

      1. Grant of Security Interest. As further security for the payment and performance in full of the Obligations, Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto Pledgee, and grants to Pledgee for the ratable benefit of the Noteholders, a first priority security interest in (i) all of the shares of capital stock of CCI and LDI, and sixty-percent (60%) of the capital stock of LCI, as listed on Exhibit A hereto owned by Pledgor and
(ii) subject to Section 6 of the Pledge Agreement, all payments of dividends and distributions, including, without limitation, all cash, instruments, securities, security entitlements, investment property and other property, from time to time received, receivable or otherwise paid or distributed, in respect of, or in exchange for or upon the conversion of the securities and other property referred to in clause (i) above, (iii) subject to Section 6 hereof, all rights and privileges of Pledgor with respect to the securities (including any security entitlements) and other property referred to in clauses (i) and (ii) above, (iv) any and all custodial accounts, securities accounts or other safekeeping accounts in which any of the foregoing property (and any property described in the following clause (v)) may be deposited or held in, and any security entitlements or other rights relating thereto, and (v) all proceeds of any of the foregoing.

      2. Amendment of Section 2(a)(i) of the Pledge Agreement. Section 2(a)(i) of the Pledge Agreement is hereby amended by deleting in its entirety the text contained therein and substituting the following new text in lieu thereof:

      (i) the shares of capital stock listed on Schedule I and any shares of stock of each of the Companies obtained in the future by Pledgor, other than shares in LCI not described on Schedule I, and the certificates representing all such shares (the "Pledged Stock"),

      3. Amendment of Schedule I to the Pledge Agreement. Schedule I to the Pledge Agreement is hereby amended and restated in its entirety as set forth in Exhibit A hereto.

      4. Miscellaneous.

      (a) Pledgor represents and warrants to Pledgee and Noteholders that (i) this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding at law or in equity), (ii) its ownership of the Additional Collateral is not represented or otherwise evidenced by any certificate not delivered to Pledgee, and (iii) the representations and warranties of Pledgor contained in the Pledge Agreement, as amended hereby, (other than the representation contained in Section 4(f) thereof) are true and correct in all material respects and the Noteholders shall be entitled to rely on such representations and warranties as if they were made to the Noteholders in this Amendment as of the date hereof.

      (b) All the terms of this Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

      (c) Pledgor has delivered herewith (i) in respect of the Additional Collateral share certificates therefor and such instruments of transfer satisfactory to Pledgee and such other information relating to, or agreements by, any issuer or other equity holder of the Additional Collateral that the Pledge shall have reasonably requested in connection with the Additional Collateral, and (ii) all instruments, documents, or agreements as may be required by applicable law or as Pledgee shall have requested in connection with the establishment or perfection of the pledge or the Liens arising under the Pledge Agreement, including, without limitation, all Uniform Commercial Code financing statements duly executed and in proper form for filing as Pledgee shall have requested in respect of the Liens arising under the Pledge Agreement and in respect of the termination of any other Liens previously encumbering any Collateral of Pledgor.

      (d) The headings in this Amendment are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

      (e) Except as expressly amended hereby, the Pledge Agreement remains in full force and effect.

      (f) This Amendment be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Amendment shall become effective when the Pledgee shall have received counterparts of this Amendment that, when taken together, bear the signatures of Pledgor and Pledgee.

      (g) All communications and notices hereunder shall be in writing and given as provided in Section 20 of the Note Purchase Agreement.

      (h) Pledgor agrees to reimburse Pledgee for its expenses incurred in connection with this Amendment, including the reasonable fees, other charges and disbursements of counsel.

      (i) THIS AMENDMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARITIES HERETO HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

      (j) Each of the parties hereto agrees to execute and deliver upon the request of any other, such documents and instruments (appropriate for filing, if requested) as may be necessary or appropriate to fully implement or to fully evidence the understanding and agreements contained in this Amendment. Prior to executing any document or instrument pursuant to this paragraph (j), Pledgee shall be entitled to receive and shall be fully protected in relying upon a written certification from the party requesting such action certifying that the execution and delivery of such document or instrument is authorized or permitted hereunder and under the Trust Agreement and the Note Purchase Agreement, and that all conditions precedent in all such documents have been satisfied.

      IN WITNESS WHEREOF, Pledgor and Pledgee have duly executed this Amendment as of the day and year first above written.


                                               LIPPERT COMPONENTS, INC.

                                               By ________________________
                                                  Name:
                                                  Title:

                                               Address of principal place
                                               of business and chief
                                               executive office:

                                               c/o Drew Industries Incorporated
                                               200 Mamaroneck Avenue
                                               White Plains, New York  10601


                                               JPMORGAN CHASE BANK, as
                                               Pledgee,

                                               By ________________________
                                                  Name:
                                                  Title:

                                                                    Exhibit A to
                                                   Amendment to Pledge Agreement

                         Schedule I to Pledge Agreement

                    STOCK PLEDGED BY LIPPERT COMPONENTS, INC.

                                                                                Number
                                                 Number                         of Shares
Issuer                                           of Shares      Percentage      Pledged         Percentage
------                                           Owned          ----------      -------         ----------
                                                 -----
1.   Coil Clip, Inc., an Alabama corporation     10                100%         10              100%
2.   LD Realty, Inc., a Kentucky corporation     10                100%         10              100%
3.   Lippert Components of Canada, Inc. an       10                100%         6               60%
     Ontario, Canada corporation
4.   Lippert Holding, Inc.                       10                100%         10              100%
5.   Lippert Components Manufacturing, Inc.      10                100%         10              100%